Exhibit 10.1

UNITED STATES OF AMERICA
DEPARTMENT OF THE TREASURY
OFFICE OF THE COMPTROLLER OF THE CURRENCY

TERMINATION OF THE
AGREEMENT BY AND BETWEEN
First Century Bank, National Association
Gainesville, GA
AND THE COMPTROLLER OF THE CURRENCY

        WHEREAS, in an effort to protect the depositors, other customers and shareholders of First

Century Bank, National Association, Gainesville, GA (Bank), and to ensure the Bank’s safe and sound operation, the Bank and the Comptroller of the Currency of the United States of America

(Comptroller), entered into an Agreement, dated August 18, 2004; and

        WHEREAS, the Comptroller believes that the protection of the depositors, other customers and shareholders of the Bank as well as its safe and sound operation do not require the continued

existence of said Agreement;

        NOW, THEREFORE, the Comptroller directs that the Agreement between the Bank and the

Comptroller be, and it hereby is, TERMINATED.

     IN TESTIMONY WHEREOF, the undersigned, designated by the Comptroller as his/her authorized representative, has hereunto set his/her hand.

/s/ James F. DeVane, Jr.                                                              February 5, 2008

James F. DeVane, Jr.                                                                   Date
Assistant Deputy Comptroller
Georgia Field Office